UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 5, 2017

MELINTA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35405	45-4440364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 George Street, Suite 301, New Haven, CT	06511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 767-0291

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Introductory Note

This Current Report on Form 8-K/A is an amendment to the Current Report on Form 8-K filed by Melinta Therapeutics, Inc. (“Melinta”) on November 3, 2017 to report the closing on November 3, 2017 of the merger of Melinta Subsidiary Corp. with and into a subsidiary of Cempra, Inc. in accordance with the terms of that certain Agreement and Plan of Merger and Reorganization, dated as of August 8, 2017, and as amended on each of September 6, 2017 and October 24, 2017, by and among Melinta and the other parties thereto. This amendment is being filed to provide the historical audited and unaudited financial information, and unaudited pro forma financial information, required to be filed under Item 9.01 as listed below.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

(i)	Audited Consolidated Financial Statement as of December 31, 2016 and 2015, and for the Years Ended December 31, 2016, 2015, and 2014.

(ii)	Unaudited Condensed Consolidated Financial Statements as of September 30, 2017 and for the Three- and Nine-Month Periods Ended September 30, 2017 and September 30, 2016.

(b)	Pro forma financial information.

The following unaudited pro forma combined financial statements giving effect to the merger of Melinta and Cempra, completed November 3, 2017 (as of September 30, 2017) are included in this report:

(i)	Unaudited pro forma condensed combined balance sheet as of September 30, 2017.

(ii)	Unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2017.

(iii)	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2016.

(c)	Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

99.1	Audited Consolidated Financial Statements as of December 31, 2016 and 2015, and for the Years Ended December 31, 2016, 2015, and 2014

99.2	Unaudited Condensed Consolidated Financial Statements as of September 30, 2017 and for the Three- and Nine-Month Periods Ended September 30, 2017 and September 30, 2016

99.3	Melinta’s Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.4	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2017	Melinta Therapeutics, Inc.

	By:	/s/ Paul Estrem
Paul Estrem
Chief Financial Officer